REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of Arch Therapeutics Inc.

Boston, Massachusetts

We have audited the accompanying balance sheets of Arch Therapeutics Inc. (the "Company") as of September 30, 2012 and 2011 and the related statements of operations, changes in stockholders' deficit and cash flows for the years then ended and for the period from inception (March 6, 2006) through September 30, 2012. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Arch Therapeutics Inc. as of September 30, 2012 and 2011, and the results of their operations and their cash flows for the years then ended and for the period from inception (March 6, 2006) through September 30, 2012, in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that Arch Therapeutics Inc. will continue as a going concern. As discussed in Note 1 to the financial statements, the Company has suffered recurring losses and negative cash flows from operations and has an accumulated deficit that raises substantial doubt about its ability to continue as a going concern. Management’s plans in regard to these matters are also described in Note 1. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Moody, Famiglietti & Andronico, LLP

Tewksbury, Massachusetts

June 7, 2013

Arch Therapeutics, Inc.
(A Development Stage Company)
Balance Sheets
September 30, 2012 and 2011

	2012	2011
ASSETS
Current assets:
Cash and cash equivalents	$17,139	$36,775
Prepaid expenses and other current assets	3,308	3,956
Total current assets	20,447	40,731

Long term assets:
Property and equipment, net	908	4,280

Total assets	$21,355	$45,011

LIABILITIES AND STOCKHOLDERS' DEFICIT
Current liabilities:
Current maturities of convertible notes payable	$1,395,000	$1,245,000
Current maturities of convertible notes payable, related parties	105,000	55,000
Notes payable, related party	275,200	275,200
Accounts payable	258,426	118,548
Accrued expenses and other liabilities	49,510	27,002
Current portion of accrued interest	352,755	232,909
Current portion of accrued interest to related parties	116,548	67,578
Total current liabilities	2,552,439	2,021,237

Long-term liabilities:
Convertible notes payable, net of current maturities	235,000	150,000
Convertible notes payable, net of current maturities, related parties	-	50,000
Accrued interest to related party, net of current portion	-	11,759
Accrued interest, net of current portion	6,351	7,540
Total long-term liabilities	241,351	219,299

Total liabilities	2,793,790	2,240,536

Commitments and contingencies

Stockholders’ deficit:
Common stock, no par value, 1,275,000 shares authorized,
1,165,015 and 1,163,015 shares issued and outstanding at September 30, 2012 and 2011, respectively	583	582
Deficit accumulated during the development stage	(2,773,018)	(2,196,107)
Total stockholders’ deficit	(2,772,435)	(2,195,525)

Total liabilities and stockholders' deficit	$21,355	$45,011

The accompanying notes are an integral part of these financial statements.

Arch Therapeutics, Inc.
(A Development Stage Company)
Statements of Operations
Years Ended September 30, 2012 and 2011 and the
Period from Inception (March 6, 2006) through September 30, 2012

	2012	2011	Period from Inception (March 6, 2006) through September 30, 2012

Other Revenues	$-	$-	$431,461

Operating expenses:
General and administrative expenses	333,503	362,096	2,135,965
Research and development expenses	87,021	122,738	647,772
Total operating expenses	420,524	484,834	2,783,737

Operating loss	(420,524)	(484,834)	(2,352,276)

Other (expense) income:
Interest expense	(156,865)	(133,462)	(479,717)
Other income	478	45,100	58,975
Total other expense	(156,387)	(88,362)	(420,742)

Net loss	$(576,911)	$(573,196)	$(2,773,018)

Net loss per common share basic and diluted	$(0.50)	$(0.49)	$(3.34)

Weighted average number of shares outstanding	1,165,015	1,163,015	831,155

The accompanying notes are an integral part of these financial statements.

Arch Therapeutics, Inc.
(A Development Stage Company)
Statements of Changes in Stockholders' Deficit
Period from Inception (March 6, 2006) through September 30, 2012

			Deficit
			Accumulated
			During the	Total
	Common Stock		Development	Stockholders'
	Shares	Amount	Stage	Deficit

Balance at inception (March 6, 2006)	-	$-	$-	$-

Net loss	-	-	(18,153)	(18,153)

Balance at September 30, 2006	-	-	(18,153)	(18,153)

Issuance of common stock to founders	660,000	330	-	330

Net loss	-	-	(447,170)	(447,170)

Balance at September 30, 2007	660,000	330	(465,323)	(464,993)

Net loss	-	-	(233,040)	(233,040)

Balance at September 30, 2008	660,000	330	(698,363)	(698,033)

Issuances of common stock	385,920	193	-	193

Net loss	-	-	(504,687)	(504,687)

Balance at September 30, 2009	1,045,920	$523	$(1,203,050)	$(1,202,527)

The accompanying notes are an integral part of these financial statements.

Arch Therapeutics, Inc.
(A Development Stage Company)
Statements of Changes in Stockholders' Deficit (continued)
Period from Inception (March 6, 2006) through September 30, 2012

			Deficit
			Accumulated
			During the	Total
	Common Stock		Development	Stockholders'
	Shares	Amount	Stage	Deficit

Balance at September 30, 2009	1,045,920	$523	$(1,203,050)	$1,202,527

Issuances of common stock	53,500	27	-	27

Net loss	-	-	(419,861)	(419,861)

Balance at September 30, 2010	1,099,420	550	(1,622,911)	(1,622,361)

Issuances of common stock	63,595	32	-	32

Net loss	-	-	(573,196)	(573,196)

Balance at September 30, 2011	1,163,015	582	(2,196,107)	(2,195,525)

Issuances of common stock	2,000	1	-	1

Net loss	-	-	(576,911)	(576,911)

Balance at September 30, 2012	1,165,015	$583	$(2,773,018)	$(2,772,435)

The accompanying notes are an integral part of these financial statements.

Arch Therapeutics, Inc.
(A Development Stage Company)
Statements of Cash Flows
Years Ended September 30, 2012 and 2011 and the
Period from Inception (March 6, 2006) through September 30, 2012

	2012	2011	Period from Inception (March 6, 2006) through September 30, 2012
Cash flows from operating activities:
Net loss	$(576,911)	$(573,196)	$(2,773,018)
Adjustments to reconcile net loss to cash used in operating activities:
Depreciation expense	3,372	3,624	18,145
Noncash interest expense on convertible notes payable	118,657	95,771	359,106
Noncash interest expense on notes payable to related party	37,211	37,070	116,548
Issuance of common stock for services	1	32	253
Changes in operating assets and liabilities:
Prepaid expenses and other current assets	648	(912)	(3,308)
Accounts payable	139,878	51,010	258,426
Accrued expenses and other liabilities	22,508	11,536	49,510
Net cash used in operating activities	(254,636)	(375,065)	(1,974,338)

Cash flows from investing activities:
Purchases of property and equipment	-	-	(19,053)
Net cash used in investing activities	-	-	(19,053)

Cash flows from financing activities:
Proceeds from issuance of common stock	-	-	330
Proceeds from issuance of notes payable to related party	-	1,200	275,200
Proceeds from issuance of convertible notes payable to related parties	-	-	105,000
Proceeds from issuance of convertible notes payable	235,000	400,000	1,630,000
Net cash provided by financing activities	235,000	401,200	2,010,530

Net (decrease) increase in cash and cash equivalents	(19,636)	26,135	17,139

Cash and cash equivalents, beginning of period	36,775	10,640	-

Cash and cash equivalents, end of period	$17,139	$36,775	$17,139

There has been no cash paid for interest or income taxes from inception (March 6, 2006) through September 30, 2012.

The accompanying notes are an integral part of these financial statements.

Arch Therapeutics, Inc.
(A Development Stage Company)
Notes to Financial Statements
Years Ended September 30, 2012 and September 30, 2011 and the
Period from Inception (March 6, 2006) to September 30, 2012

1.	DESCRIPTION OF BUSINESS

Arch Therapeutics, Inc. (the “Company”) was incorporated March 6, 2006 in Massachusetts. The Company is a medical device company developing polymers comprising synthetic peptides intended to form gel-like barriers over wounds to stop or control bleeding and seal wounds.

The Company is in the development stage and is devoting substantially all of its efforts toward product research and development. The Company has incurred losses of $2,748,018 since inception. To date, the Company has principally raised capital through the issuance of debt and convertible debt.

The Company expects to incur substantial expenditures for the foreseeable future for the research, development and commercialization of its potential products. The Company does not have sufficient cash and cash equivalents to support its current operating plan. The Company will be required to raise additional capital, obtain alternative means of financial support, or both, in order to continue to fund operations. However, there can be no assurance that the Company will be successful in securing additional resources on terms acceptable to the Company, if at all. Therefore, there exists substantial doubt about the Company’s ability to continue as a going concern. The financial statements do not include any adjustments related to the recoverability of assets that might be necessary despite this uncertainty.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Accounting

The Company is in the development stage and is devoting substantially all of its efforts to raising capital, developing technologies, establishing customer and vendor relationships, and recruiting new employees. Accordingly, the accompanying financial statements are presented under the development stage accounting provisions of the Financial Accounting Standards Board (FASB).

Use of Estimates

Management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the dates of the financial statements and the reported amounts of revenue and expenses during the reporting periods. Actual results could differ from those estimates.

Cash and Cash Equivalents

The Company considers all highly liquid investments with an original maturity of three months or less to be cash equivalents.

Concentration of Credit Risk

Financial instruments that potentially subject the Company to concentration of credit risk consist primarily of cash and cash equivalents. The Company maintains its cash in bank deposits accounts, which, at times, may exceed federally insured limits. The Company has not experienced any losses in such accounts. The Company believes it is not exposed to any significant credit risk on cash and cash equivalents.

Arch Therapeutics, Inc.
(A Development Stage Company)
Notes to Financial Statements
Years Ended September 30, 2012 and September 30, 2011 and the
Period from Inception (March 6, 2006) to September 30, 2012

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Property and Equipment

Property and equipment are recorded at cost and depreciated using the straight-line method over the estimated useful life of the related asset. Upon sale or retirement, the cost and accumulated depreciation are eliminated from their respective accounts, and the resulting gain or loss is included in income or loss for the period. Repair and maintenance expenditures are charged to expense as incurred.

Impairment of Long-Lived Assets

Long-lived assets are reviewed for impairment when circumstances indicate the carrying value of an asset may not be recoverable in accordance with ASC 360, Property, Plant and Equipment. For assets that are to be held and used, impairment is recognized when the estimated undiscounted cash flows associated with the asset or group of assets is less than their carrying value. If impairment exists, an adjustment is made to write the asset down to its fair value, and a loss is recorded as the difference between the carrying value and fair value. Fair values are determined based on quoted market values, discounted cash flows or internal and external appraisals, as applicable. Assets to be disposed of are carried at the lower of carrying value or estimated net realizable value.

Convertible Debt

The Company records a discount to convertible notes for the intrinsic value of conversion options embedded in debt instruments based upon the differences between the fair value of the underlying preferred stock at the commitment date of the note transaction and the effective conversion price embedded in the note. Debt discounts under these arrangements are amortized to noncash interest expense using the effective interest rate method over the term of the related debt to their date of maturity. If a security or instrument becomes convertible only upon the occurrence of a future event outside the control of the Company, or, is convertible from inception, but contains conversion terms that change upon the occurrence of a future event, then any contingent beneficial conversion feature is measured and recognized when the triggering event occurs and contingency has been resolved.

Income Taxes

In accordance with ASC 740, Income Taxes, the Company recognizes deferred tax assets and liabilities for the expected future tax consequences or events that have been included in the Company’s financial statements and/or tax returns. Deferred tax assets and liabilities are based upon the differences between the financial statement carrying amounts and the tax bases of existing assets and liabilities and for loss and credit carryforwards using enacted tax rates expected to be in effect in the years in which the differences are expected to reverse. Deferred tax assets are reduced by a valuation allowance if it is more likely than not that some portion or all of the deferred tax asset will not be realized.

The Company provides reserves for potential payments of tax to various tax authorities related to uncertain tax positions when management determines that it is probable that a loss will be incurred related to these matters and the amount of the loss is reasonably determinable. The Company has no reserves related to uncertain tax positions as of September 30, 2012 and 2011.

Arch Therapeutics, Inc.
(A Development Stage Company)
Notes to Financial Statements
Years Ended September 30, 2012 and September 30, 2011 and the
Period from Inception (March 6, 2006) to September 30, 2012

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Revenue

In March 2010, the FASB issued ASU 2010-17, Revenue Recognition – Milestone Method (Topic 605). The update is effective on a prospective basis for milestones achieved in fiscal years beginning on or after June 15, 2010. The Company adopted this accounting policy effective for the fiscal year beginning October 1, 2010. The Company recognizes revenue in accordance with the milestone method of revenue recognition for arrangements involving research or development or other performance obligations whereby a portion or all of the consideration is contingent upon achievement of milestone events. Under these provisions, arrangement consideration contingent upon achievement of a milestone is recognized by the Company in the period the milestone is met when the Company concludes that the milestone is substantive. Upon inception of each applicable arrangement, the Company assesses each milestone and the consideration payable upon achievement of each milestone and concludes that the milestone is substantive if all of the following criteria are met: (i) the consideration is commensurate with the Company’s performance or the enhanced value of a delivered item which is a direct result of the Company’s performance to achieve the milestone, (ii) the consideration relates to past performance and there are no refund rights or other penalties related to the consideration based on completion of future performance and (iii) the consideration is reasonable relative to all the deliverables and payment terms within the arrangement. The related consideration for milestones that are considered substantive is recognized in its entirety in the period which the milestone is met. As of September 30, 2012, the Company has not recorded any revenue for these types of activities.

Other Revenue

During the period from inception (March 6, 2006) to September 30, 2012, the Company had a contract with a pharmaceutical company to allow that pharmaceutical company access to materials for a fixed period of time. Other revenue from this contract was recognized based upon the proportional performance method, over the period of access. The Company does not consider this revenue to be significant and does not consider this event to be a regular practice.

Research and Development

The Company expenses internal and external research and development costs, including costs of funded research and development arrangements, in the period incurred. Research and development related income is recognized over the term of the related project under the proportional performance method based on costs incurred.

Arch Therapeutics, Inc.
(A Development Stage Company)
Notes to Financial Statements
Years Ended September 30, 2012 and September 30, 2011 and the
Period from Inception (March 6, 2006) to September 30, 2012

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Accounting for Stock-Based Compensation

The Company accounts for employee stock-based compensation in accordance with the guidance of FASB ASC Topic 718, Compensation-Stock Compensation, which requires all share-based payments to employees, including grants of employee stock options, to be recognized in the financial statements based on their fair values. The Company accounts for non-employee stock-based compensation in accordance with the guidance of FASB ASC Topic 505, Equity (“FASB ASC Topic 505”), which requires that companies recognize compensation expense based on the estimated fair value of options granted to non-employees over their vesting period, which is generally the period during which services are rendered by such non-employees. FASB ASC Topic 505 requires the Company to remeasure the fair value of stock options issued to non-employee at each reporting period during the vesting period or until services are complete.

In accordance with FASB ASC Topic 718, Compensation-Stock Compensation, the Company has elected to use the Black-Scholes option pricing model to determine the fair value of options granted and recognizes the compensation cost of share-based awards on a straight-line basis over the vesting period of the award.

The determination of the fair value of share-based payment awards utilizing the Black-Scholes model is affected by the fair value of the common stock and a number of other assumptions, including expected volatility, expected life, risk-free interest rate and expected dividends. The Company does not have a history of market prices of the common stock as it is not a public company, and as such volatility is estimated in accordance with Staff Accounting Bulletin (“SAB”) No. 107, Share-Based Payment (“SAB No. 107”), using historical volatilities of similar public entities. The expected life of awards is estimated based on the simplified method, as defined in SAB No. 107, for employees, or the term of the award for consultants. The risk-free interest rate assumption is based on observed interest rates appropriate for the terms of our awards. The dividend yield assumption is based on history and the expectation of paying no dividends. Forfeitures are estimated at the time of grant and revised, if necessary, in subsequent periods if actual forfeitures differ from those estimates. Stock-based compensation expense, when recognized in the financial statements, is based on awards that are ultimately expected to vest.

Fair Value Measurements

The Company measures both financial and nonfinancial assets and liabilities in accordance with FASB ASC Topic 820, Fair Value Measurements and Disclosures, except those that are recognized or disclosed in the financial statements at fair value on a recurring basis. The standard created a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels as follows: Level 1 inputs are quoted prices (unadjusted) in active markets for identical assets or liabilities; Level 2 inputs are inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly; and Level 3 inputs are unobservable inputs that reflect the Company’s own assumptions about the assumptions market participants would use in pricing the asset or liability.

The Company’s financial instruments include cash and cash equivalents. Because of their short maturity, the carrying amount of cash and cash equivalents are considered to approximate fair value.

Subsequent Events

The Company evaluated all events or transactions that occurred through June 7, 2013, the date which these financial statements were available to be issued. The Company disclosed material subsequent events in Note 11.

Arch Therapeutics, Inc.
(A Development Stage Company)
Notes to Financial Statements
Years Ended September 30, 2012 and September 30, 2011 and the
Period from Inception (March 6, 2006) to September 30, 2012

3.	PROPERTY AND EQUIPMENT

At September 30, 2012 and 2011, property and equipment consisted of:

	Estimated Useful Life	2012	2011

Furniture and fixtures	5 years	$11,791	$11,791
Computer equipment	3 years	4,196	4,196
Lab equipment	5 years	3,066	3,066

		19,053	19,053

Less - accumulated depreciation		18,145	14,773

		$908	$4,280

Depreciation expense for the years ended September 30, 2012 and 2011, and for the period from inception (March 6, 2006) through September 30, 2012 was $3,372, $3,624 and $18,145, respectively.

4.	INCOME TAXES

The principal components of the Company's net deferred tax asset consisted of the following at September 30:

	2012	2011

Net operating loss carryforwards	$884,891	$735,621
Research and experimentation credit carryforwards	32,559	32,559
Fixed assets	7,258	5,910
Accrued expenses	10,000	-

Gross deferred tax assets	934,708	774,090
Deferred tax asset valuation allowance	(934,708)	(774,090)

Net deferred tax asset	$-	$-

As of September 30, 2012 and 2011, the Company had federal net operating loss carryforwards of approximately $2,228,000 and $1,838,000, respectively, which may be available to offset future taxable income and which would begin to expire in 2026. As of September 30, 2012 and 2011, the Company had federal research and experimentation credit carryforwards of $32,559 which may be available to offset future income tax liabilities and which would begin to expire in 2028.

As of September 30, 2012 and 2011, the Company had state net operating loss carryforwards of approximately $2,120,000 and $1,847,000, respectively, which may be available to offset future taxable income and which would begin to expire in 2012. As of September 30, 2012 and 2011, the Company had state research and experimentation credit carryforwards of $10,135 which may be available to offset future income tax liabilities and which would begin to expire in 2023.

Arch Therapeutics, Inc.
(A Development Stage Company)
Notes to Financial Statements
Years Ended September 30, 2012 and September 30, 2011 and the
Period from Inception (March 6, 2006) to September 30, 2012

4.	INCOME TAXES (Continued)

As the Company has not yet achieved profitable operations, management believes the tax benefits as of September 30, 2012 and 2011 did not satisfy the realization criteria set forth in FASB ASC Topic 740, Income Taxes, and therefore has recorded a valuation allowance for the entire deferred tax asset. The valuation allowance increased in 2012 and 2011 by approximately $198,220 and $151,930, respectively. The Company’s effective income tax rate differed from the federal statutory rate due to state taxes and the Company’s full valuation allowance, the latter of which reduced the Company’s effective federal income tax rate to zero.

Ownership changes, as defined in the Internal Revenue Code, may limit the amount of net operating loss carryforwards that can be utilized annually to offset future taxable income. Subsequent ownership changes could further affect the limitation in future years.

5.	RELATED PARTY TRANSACTIONS

Notes Payable, Related Party

In February 2009, the Company issued a promissory note to Terrence Norchi, a shareholder and director of the Company. During the period from February 2009 through February 2011, aggregate cash proceeds of $275,200 were advanced to the Company under the note. The note accrued interest at a rate of 6% per year through December 31, 2009 and 10% per year beginning January 1, 2010. The original maturity date of the note was August 10, 2010. In connection with the note, the Company issued warrants to purchase shares of convertible preferred stock at the purchase price of such stock equal to 20% of the principal balance of the note divided by the purchase price. The warrants expire during the period beginning February 13, 2016 through February 25, 2018. As of June 7, 2013 the Company has not completed, nor are there plans to complete, a preferred equity financing that would resolve the contingency associated with the convertible preferred stock warrants.

Upon maturity of the note on August 10, 2010, the note holder entered into an agreement of forbearance with the Company extending the time to repay the note and accrued interest for an unspecified period of time. Under the terms of the agreement, interest will continue to accrue at 10% per year until the note is paid.

Convertible Notes Payable, Related Parties

Beginning in June 2006 through December 2008, the Company issued convertible notes with related parties for aggregate cash proceeds of $105,000. The notes accrue interest at various rates ranging from 6% to 10% per year and had an original maturity date of two years from issuance. The notes are convertible into the number of shares of convertible preferred stock upon the closing of a preferred equity financing of at least $1,000,000 by dividing the principle and accrued interest by the purchase price of the convertible preferred stock ("conversion price").

In connection with the notes, the Company issued warrants to purchase additional shares of convertible preferred stock at the conversion price equal to an aggregate amount of 20%. The warrants expire in June 2016. As of June 7, 2013 the Company has not completed, nor are there plans to complete, a preferred equity financing that would resolve the contingency associated with the convertible preferred stock warrants. At September 30, 2012 and 2011, $55,000 of the convertible notes with related parties had matured. Each of the holders of the matured notes entered into an agreement of forbearance with the Company extending the time to repay the matured notes and accrued interest for an unspecified amount of time. Under the terms of the agreement, interest will continue to accrue at the rate in effect at the time of maturity. $50,000 of notes expire January 1, 2013.

Arch Therapeutics, Inc.
(A Development Stage Company)
Notes to Financial Statements
Years Ended September 30, 2012 and September 30, 2011 and the
Period from Inception (March 6, 2006) to September 30, 2012

5.	RELATED PARTY TRANSACTIONS (Continued)

Directors Compensation

In November 2010, the Company entered into an agreement to pay the Chief Executive Officer (“CEO”) a cash bonus of $500,000 upon the raising of capital from a financing of at least $1,000,000. Additionally, the Company agreed that upon such closing, warrants shall be issued to the CEO allowing the purchase of the number of shares of convertible preferred stock equal to $100,000 divided by the purchase price per share of the convertible preferred stock. As of June 7, 2013 the Company has not completed, nor are there plans to complete, a preferred equity financing that would resolve the contingency associated with the convertible preferred stock warrants.

6.	CONVERTIBLE NOTES PAYABLE

Beginning in March 2006 through September 30, 2012, the Company issued convertible notes for aggregate cash proceeds of $1,485,000. The notes accrue interest at various rates ranging from 6% to 10% per year and had an original maturity date of two years from issuance. The notes are convertible into the number of shares of convertible preferred stock upon the closing of a preferred equity financing of at least $1,000,000 by dividing the principal and accrued interest by the purchase price of the convertible preferred stock (“conversion price”). In connection with the notes, the Company issued warrants to purchase additional shares of convertible preferred stock at the conversion price equal to an aggregate amount ranging from 10% to up to 50% of the principal balance of the note. The warrants expire at various dates through January 2015. As of June 7, 2013 the Company has not completed, nor are there plans to complete, a preferred equity financing that would resolve the contingency associated with the convertible preferred stock warrants.

On July 5, 2011, the Company issued a convertible note for cash proceeds of $250,000. The note accrues interest at 6% per year and matured in one year. The note is convertible into the number of shares of common stock upon the closing of an equity financing of at least $750,000 by dividing the principal and accrued interest by the purchase price of the stock sold in the equity financing. Upon maturity of the note on July 5, 2012, the note holder entered into an agreement of forbearance with the Company extending time to repay the matured note and the accrued interest for an unspecified period of time. Under the terms of the agreement, interest will continue to accrue at 6% per year until the note is paid or converted.

The Company held $1,025,000 of notes that had matured during the year ended September 30, 2011. An additional $275,000 matured during the year ended September 30, 2012, bringing the total to $1,300,000. Each of the holders of the matured notes entered into an agreement of forbearance with the Company extending the time to repay the matured notes and the accrued interest for an unspecified period of time. Under the terms of the agreement, interest will continue to accrue at the rate in effect at the time of maturity.

Arch Therapeutics, Inc.
(A Development Stage Company)
Notes to Financial Statements
Years Ended September 30, 2012 and September 30, 2011 and the
Period from Inception (March 6, 2006) to September 30, 2012

6.	CONVERTIBLE NOTES PAYABLE (Continued)

All notes maturing within twelve months are classified as short-term. As of September 30, 2012, $235,000 of long-term convertible notes payable are classified as long-term and will all mature during the year ending September 30, 2014.

7.	STOCKHOLDERS’ EQUITY

In November 2006, the Company issued 660,000 shares of restricted common stock to the founders of the Company for consideration equal to the fair value of the common stock. The shares of common stock issued were subject to vesting and became fully vested in 2010.

In May 2009, the Company issued 303,000 additional shares of common stock to the founders of the Company for consideration at fair market value. Upon issuance of the shares to the founders, the founders entered into restricted stock agreements whereby the shares of common stock issued were subject to vesting and became fully vested in 2010.

In May 2009, the Company issued 46,700 shares of common stock in connection with a license of technology from the Massachusetts Institute of Technology (“MIT”) and 11,680 shares of common stock as a gift to the Deshpande Center, an affiliate of MIT. Under the terms of the license, upon the sale of additional shares of common stock or conversion of debt into additional shares of common stock up to a total of $4,000,000 in the aggregate, the Company is obligated to issue additional shares of common stock to the MIT in an amount to maintain the their equity ownership at 4% on a fully diluted basis.

8.	STOCK-BASED COMPENSATION

During 2009, the Company established the 2009 Stock Incentive Plan (the “Plan). Under the Plan, a maximum number of 146,000 shares of the Company’s authorized and available common stock may be issued in the form of stock options and other equity interests. Under the terms of the Plan, options and other equity interests may be granted to employees, officers, directors, consultants and advisors of the Company. The exercise price of each stock option shall be the fair market value as determined in good faith by the Board of Directors (the Board) at the time each option is granted.

Beginning in May, 2009 through November 2011, 119,495 shares of common stock subject to vesting were issued under the Plan to consultants at fair market value. An additional 24,140 shares were issued to consultants not subject to vesting terms.

Non-employee shares subject to vesting are revalued at each vesting date and at the end of the reporting period, with all changes in fair value recorded as stock-based compensation expense. There were no changes in fair value during the period from issuance of the shares through September 30, 2012 and accordingly, no expense has been recorded by the Company.

Arch Therapeutics, Inc.
(A Development Stage Company)
Notes to Financial Statements
Years Ended September 30, 2012 and September 30, 2011 and the
Period from Inception (March 6, 2006) to September 30, 2012

8.	STOCK-BASED COMPENSATION (Continued)

Stock compensation plan activity for the years ended September 30, 2012 and 2011 follows:

Restricted Stock	2012	2011
Non Vested at October 1	18,769	1,847
Awarded	2,000	63,595
Vested	(9,038)	46,673
Forfeited	-	-
Non Vested at September 30	11,731	18,769

Shares available for grant totaled 2,365 and 4,365 for the years ended September 30, 2012 and 2011, respectively. The weighted average restricted stock award date fair value information for the years ended September 30, 2012 and 2011 follows:

	2012	2011
Non Vested at October 1	$0.0005	$0.0005
Awarded	0.0005	0.0005
Vested	0.0005	0.0005
Forfeited	0.0005	0.0005
Non Vested at September 30	$0.0005	$0.0005

The weighted average contractual terms (in years) for the years ended September 30, 2012 and 2012 follows:

	2012	2011
Outstanding	7.40	8.38
Expected to Vest	8.65	9.65

9.	WARRANTS

During the period from inception (March 6, 2006) through September 30, 2012, the Company has issued a total of 38 warrants, all of which have been attached to various debt instruments and commitments issued by the Company. The warrants issued are convertible into shares of Series A Preferred Stock, $.01 par value at the conversion price equal to an aggregate amount ranging from 10% to up to 50% of the principal balance of the debt Conversion of all warrants is contingent on the Company completing a Series A Preferred Equity Financing, defined as the sale of financing securities to a third party in which the Company receives gross proceeds from investors of at least $1,000,000, excluding the conversion of the notes. The warrants carry a ten-year term, and may be net share settled.

Arch Therapeutics, Inc.
(A Development Stage Company)
Notes to Financial Statements
Years Ended September 30, 2012 and September 30, 2011 and the
Period from Inception (March 6, 2006) to September 30, 2012

9.	WARRANTS (Continued)

The Company, to date, has not completed a Series A Preferred Equity Financing, and as such, these warrants are deemed to be contingently convertible. Due to the terms of these warrants, the Company has not recorded any amounts in its financial statements. As of June 7, 2013, the Company has no plans to complete a financing that would result in the contingency being resolved.

10.	COMMITMENTS AND CONTINGENCIES

In the ordinary course of business, the Company enters into various agreements containing standard indemnification provisions. The Company's indemnification obligations under such provisions are typically in effect from the date of execution of the applicable agreement through the end of the applicable statute of limitations. The aggregate maximum potential future liability of the Company under such indemnification provisions is uncertain. As of September 30, 2012 and 2011, no amounts have been accrued related to such indemnification provisions.

From time to time, the Company may be exposed to litigation in connection with its operations. The Company’s policy is to assess the likelihood of any adverse judgments or outcomes related to legal matters, as well as ranges of probable losses.

In December, 2007, the Company entered into a license agreement with MIT pursuant to which the Company acquired an exclusive world-wide license to develop and commercialize technology related to self-assembling peptide compositions, and methods of making and using such compositions in medical and non-medical applications, including claims that cover the Company’s proposed products and methods of use thereof. The license also provides non-exclusive rights to additional intellectual property in the fields that cover the Company’s proposed products and methods of use thereof, in order to provide freedom to operate. The license provides the Company a right to sublicense the exclusively licensed intellectual property. The Company has not sublicensed the exclusively licensed intellectual property to any party for any field.

In exchange for the licenses granted in the agreement, the Company has paid MIT license maintenance fees and patent prosecution costs. The Company paid license maintenance fees of $10,000 to MIT in each of the years ended September 30, 2009 and 2010. There were no payments made for license maintenance fees in the years ended September 30, 2011 and 2012.

Annual license maintenance obligations extend through the life of the patents. The following table reflects the Company’s annual license maintenance fee commitments:

Year Ending September 30,
2013	$25,000
2014	35,000
2015	45,000
2016	50,000
2017	50,000
$205,000

Arch Therapeutics, Inc.
(A Development Stage Company)
Notes to Financial Statements
Years Ended September 30, 2012 and September 30, 2011 and the
Period from Inception (March 6, 2006) to September 30, 2012

10.	COMMITMENTS AND CONTINGENCIES (Continued)

For each year that the agreement is in effect after 2017, the annual license maintenance fee commitment would be $50,000. In addition, MIT is entitled to royalties on applicable future product sales, if any. The annual payments may be applied towards royalties payable to MIT for that year for product sales.

The Company is obligated to indemnify MIT and related parties from losses arising from claims relating to the exercise of any rights granted to the Company under the license, with certain exceptions. The maximum potential amount of future payments the Company could be required to make under this provision is unlimited. The Company considers there to be a low performance risk as of September 30, 2012.

The agreement expires upon the expiration or abandonment of all patents that are issued and licensed to the Company by MIT under such agreement. The Company expects that patents will be issued from presently pending U.S. and foreign patent applications. Any such patent will have a term of 20 years from the filing date of the underlying application. MIT may terminate the agreement immediately, if the Company ceases to carry on its business, if any nonpayment by the Company is not cured or the Company commits a material breach that is not cured. The Company may terminate the agreement for any reason upon six months notice to MIT.

11.	SUBSEQUENT EVENTS

During December 2012 and January 2013 the Company issued convertible notes for aggregate cash proceeds of $250,000. The notes accrue interest at 8% per year and mature two years from issuance. The notes are convertible into the number of shares of convertible preferred stock upon the closing of a preferred equity financing of at least $1,000,000 by dividing the principle and accrued interest by the purchase price of the convertible preferred stock (“conversion price”). In connection with the notes, the Company issued warrants to purchase additional shares of convertible preferred stock at the conversion price equal to an aggregate amount of 20% of the principle balance of the notes.

On May 10, 2013 the Company entered into a definitive agreement to merge with another company (“Acquirer”). The Acquirer will acquire all of the issued and outstanding shares of the Company in exchange for 2.5 shares of common stock of the Acquirer for each share of the Company and will assume the convertible notes and warrants of the Company in exchange for the issuance to the note holders shares of common stock of the Acquirer equal to the amount of principle and interest accrued through April 30, 2013 divided by 3.64. Pursuant to the agreement, the Acquirer has advanced $1,250,000 to the Company in exchange for promissory notes. The notes bear interest at 5% per year. At the Closing, the Company shall become wholly-owned by the Acquirer and the notes evidencing the advance from the Acquirer shall be cancelled as intercompany transactions in connection with the merger.

Arch Therapeutics, Inc.
(A Development Stage Company)
Balance Sheets
March 31, 2013 and September 30, 2012

	March 31, 2013	September 30, 2012
	(Unaudited)
ASSETS
Current assets:
Cash and cash equivalents	$881	$17,139
Prepaid expenses and other current assets	1,121	3,308

Total current assets	2,002	20,447

Long Term Assets:
Property and equipment, net	61	908

Total assets	$2,063	$21,355

LIABILITIES AND STOCKHOLDERS' DEFICIT
Current liabilities:
Current maturities of convertible notes payable	$1,455,000	$1,395,000
Convertible notes payable, related parties	105,000	105,000
Notes payable, related party	275,200	275,200
Accounts payable	303,464	258,426
Accrued expenses and other liabilities	24,950	49,510
Current portion of accrued interest	413,861	352,755
Accrued interest to related parties	134,917	116,548
Total current liabilities	2,712,392	2,552,439

Long-term liabilities:
Convertible notes payable, net of current maturities	425,000	235,000
Accrued interest, net of current portion	14,999	6,351
Total long-term liabilities	439,999	241,351

Total liabilities	3,152,391	2,793,790

Commitments and contingencies

Stockholders’ deficit:
Common stock, no par value, 1,275,000 shares authorized, 1,165,015 shares issued and outstanding at March 31, 2013 and September 30, 2012	583	583
Deficit accumulated during the development stage	(3,150,911)	(2,773,018)
Total stockholders’ deficit	(3,150,328)	(2,772,435)

Total liabilities and stockholders' deficit	$2,063	$21,355

The accompanying notes are an integral part of these financial statements.

Arch Therapeutics, Inc.
(A Development Stage Company)
Statement of Operations (Unaudited)
Six Months Ended March 31, 2013 and 2012
Period from Inception (March 6, 2006) through March 31, 2013

	March 31, 2013	March 31, 2012	Period from Inception (March 6, 2006) through March 31, 2013

Other Revenues	$-	$-	$431,461

Operating expenses:
General and administrative expenses	278,410	231,097	2,414,375
Research and development expenses	11,290	17,912	659,062
Total operating expenses	289,700	249,009	3,073,437

Operating loss	(289,700)	(249,009)	(2,641,976)

Other (expense) income:
Interest expense	(88,213)	(75,469)	(567,930)
Other income	20	463	58,995
Total other expense	(88,193)	(75,006)	(508,935)

Net loss	$(377,893)	$(324,015)	$(3,150,911)

Net loss per common share basic and diluted	$(0.32)	$(0.28)	$(3.69)

Weighted average number of shares outstanding	1,165,015	1,164,015	854,779

The accompanying notes are an integral part of these financial statements.

Arch Therapeutics, Inc.
(A Development Stage Company)
Statement of Cash Flows (Unaudited)
Six Months Ended March 31, 2013 and 2012
Period from Inception (March 6, 2006) through March 31, 2013

	March 31, 2013	March 31, 2012	Period from Inception (March 6, 2006) through March 31, 2013

Cash flows from operating activities:
Net loss	$(377,893)	$(324,015)	$(3,150,911)
Adjustments to reconcile net loss to cash used in operating activities:
Depreciation expense	847	1,806	18,992
Noncash interest expense on convertible notes payable	69,754	56,612	428,860
Noncash interest expense on notes payable to related party	18,369	18,561	134,917
Issuance of common stock for services	-	-	253
Changes in operating assets and liabilities:	-	-	-
Prepaid expenses and other current assets	2,187	2,561	(1,121)
Accounts payable	45,038	167,391	303,464
Accrued expenses and other liabilities	(24,559)	(8,481)	24,951
Net cash used in operating activities	(266,257)	(85,565)	(2,240,595)

Cash flows from investing activities:
Purchases of property and equipment	-	-	(19,053)
Net cash used in investing activities	-	-	(19,053)

Cash flows from financing activities:
Proceeds from issuance of common stock	-	-	330
Proceeds from issuance of notes payable to related party	-	-	275,200
Proceeds from issuance of convertible notes to related parties	-	-	105,000
Proceeds from issuance of convertible notes payable	250,000	60,000	1,880,000
Net cash provided by financing activities	250,000	60,000	2,260,530

Net increase in cash and cash equivalents	(16,258)	(25,565)	882

Cash and cash equivalents, beginning of period	17,139	36,775	-

Cash and cash equivalents, end of period	$881	$11,210	$882

There has been no cash paid for interest or income taxes from inception (March 6, 2006) through March 31, 2013.

The accompanying notes are an integral part of these financial statements.

Arch Therapeutics, Inc.
(A Development Stage Company)
Notes to Financial Statements (Unaudited)
Six Months Ended March 31, 2013 and the
Period from Inception (March 6, 2006) to March 31, 2013

1.	BASIS OF PRESENTATION AND DESCRIPTION OF BUSINESS

The accompanying unaudited interim financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“US GAAP”) for interim financial information and with the instructions to Form 10-Q and Rule 8-03 of Regulation S-X. Accordingly, these interim financial statements do not include all of the information and disclosures required by U.S. GAAP for complete financial statements. In management’s opinion, the interim financial statements and accompanying condensed notes reflect all adjustments, consisting of normal and recurring adjustments, that are necessary for a fair presentation of these financial statements.

The results of operations for the interim periods are not necessarily indicative of the results to be expected for other interim periods or for the entire year. This information should be read in conjunction with the audited financial statements and notes thereto included as of and for the year ended September 30, 2012.

Arch Therapeutics, Inc. (the “Company”) is a medical device company developing polymers comprising synthetic peptides intended to form gel-like barriers over wounds to stop or control bleeding and seal wounds. The Company is in the development stage and is devoting substantially all of its efforts toward product research and development.

The accompanying unaudited interim financial statements have been prepared assuming that the Company will continue as a going concern. As reflected in the financial statements, the Company has an accumulated deficit, has suffered significant net losses and negative cash flows from operations, and has negative working capital. The Company expects to incur substantial expenditures for the foreseeable future for the research, development and commercialization of its potential products. The Company does not have sufficient cash and cash equivalents to support its current operating plan. The Company will be required to raise additional capital, obtain alternative means of financial support, or both, in order to continue to fund operations. Therefore, there exists substantial doubt about the Company’s ability to continue as a going concern. The unaudited interim financial statements do not include any adjustments that might result should the Company be unable to continue as a going concern.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Accounting

The Company is in the development stage and is devoting substantially all of its efforts to raising capital, developing technologies, establishing customer and vendor relationships, and recruiting new employees. Accordingly, the accompanying financial statements are presented under the development stage accounting provisions of the Financial Accounting Standards Board (FASB).

Use of Estimates

Management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the dates of the financial statements and the reported amounts of revenue and expenses during the reporting periods. Actual results could differ from those estimates.

Arch Therapeutics, Inc.
(A Development Stage Company)
Notes to Financial Statements (Unaudited)
Six Months Ended March 31, 2013 and the
Period from Inception (March 6, 2006) to March 31, 2013

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

For a complete summary of our significant accounting policies, refer to Note 2 of our audited financial statements for the fiscal year ended September 30, 2012. There have been no material changes to our significant accounting policies during the six months ended March 31, 2013.

Subsequent Events

The Company evaluated all events or transactions that occurred through June 14, 2013, the date which these financial statements were available to be issued. The Company disclosed material subsequent events in Note 6.

3.	RELATED PARTY TRANSACTIONS

Beginning in June 2006 through December 2008, the Company issued convertible notes with related parties for aggregate cash proceeds of $105,000, of which $50,000 expired January 1, 2013.

4.	COMMITMENTS AND CONTINGENCIES

In the ordinary course of business, the Company enters into various agreements containing standard indemnification provisions. The Company's indemnification obligations under such provisions are typically in effect from the date of execution of the applicable agreement through the end of the applicable statute of limitations. The aggregate maximum potential future liability of the Company under such indemnification provisions is uncertain. As of September 30, 2012 and 2011, no amounts have been accrued related to such indemnification provisions.

From time to time, the Company may be exposed to litigation in connection with its operations. The Company’s policy is to assess the likelihood of any adverse judgments or outcomes related to legal matters, as well as ranges of probable losses.

In December, 2007, the Company entered into a license agreement with MIT pursuant to which the Company acquired an exclusive world-wide license to develop and commercialize technology related to self-assembling peptide compositions, and methods of making and using such compositions in medical and non-medical applications, including claims that cover the Company’s proposed products and methods of use thereof. The license also provides non-exclusive rights to additional intellectual property in the fields that cover the Company’s proposed products and methods of use thereof, in order to provide freedom to operate. The license provides the Company a right to sublicense the exclusively licensed intellectual property. The Company has not sublicensed the exclusively licensed intellectual property to any party for any field.

In exchange for the licenses granted in the agreement, the Company has paid MIT license maintenance fees and patent prosecution costs. The Company paid license maintenance fees of $10,000 to MIT in each of the years ended September 30, 2009 and 2010. There were no payments made for license maintenance fees in the years ended September 30, 2011 and 2012.

Arch Therapeutics, Inc.
(A Development Stage Company)
Notes to Financial Statements (Unaudited)
Six Months Ended March 31, 2013 and the
Period from Inception (March 6, 2006) to March 31, 2013

4.	COMMITMENTS AND CONTINGENCIES (Continued)

Annual license maintenance obligations extend through the life of the patents. The following table reflects the Company’s annual license maintenance fee commitments:

Year Ending September 30,
2013	$25,000
2014	35,000
2015	45,000
2016	50,000
2017	50,000
$205,000

For each year that the agreement is in effect after 2017, the annual license maintenance fee commitment would be $50,000. In addition, MIT is entitled to royalties on applicable future product sales, if any. The annual payments may be applied towards royalties payable to MIT for that year for product sales.

The Company is obligated to indemnify MIT and related parties from losses arising from claims relating to the exercise of any rights granted to the Company under the license, with certain exceptions. The maximum potential amount of future payments the Company could be required to make under this provision is unlimited. The Company considers there to be a low performance risk as of September 30, 2012.

The agreement expires upon the expiration or abandonment of all patents that are issued and licensed to the Company by MIT under such agreement. The Company expects that patents will be issued from presently pending U.S. and foreign patent applications. Any such patent will have a term of 20 years from the filing date of the underlying application. MIT may terminate the agreement immediately, if the Company ceases to carry on its business, if any nonpayment by the Company is not cured or the Company commits a material breach that is not cured. The Company may terminate the agreement for any reason upon six months notice to MIT.

5.	CONVERTIBLE NOTES PAYABLE

During December 2012 and January 2013 the Company issued convertible notes for aggregate cash proceeds of $250,000. The notes accrue interest at 8% per year and mature two years from issuance. The notes are convertible into the number of shares of convertible preferred stock upon the closing of a preferred equity financing of at least $1,000,000 by dividing the principle and accrued interest by the purchase price of the convertible preferred stock (“conversion price”). In connection with the notes, the Company issued warrants to purchase additional shares of convertible preferred stock at the conversion price equal to an aggregate amount of 20% of the principle balance of the notes.

6.	SUBSEQUENT EVENTS

On April 30, 2013, the Company repurchased two convertible notes and related warrants (together, the “Purchased Notes”) from the original holders for an aggregate amount equal to the outstanding principal and accrued and unpaid interest of $370,397 (the “Aggregate Amount”). On June 18, 2013, the Purchased Notes were subsequently sold to new holders for the Aggregate Amount.

Arch Therapeutics, Inc.
(A Development Stage Company)
Notes to Financial Statements (Unaudited)
Six Months Ended March 31, 2013 and the
Period from Inception (March 6, 2006) to March 31, 2013

6.	SUBSEQUENT EVENTS (Continued)

On May 10, 2013 the Company entered into a definitive agreement to merge with another company (“Acquirer”). The Acquirer will acquire all of the issued and outstanding shares of the Company in exchange for 2.5 shares of common stock of the Acquirer for each share of the Company and will assume the convertible notes and warrants of the Company in exchange for the issuance to the note holders shares of common stock of the Acquirer equal to the amount of principle and interest accrued through April 30, 2013 divided by 3.64. Pursuant to the agreement, the Acquirer has advanced $1,250,000 to the Company in exchange for promissory notes. The notes bear interest at 5% per year. At the Closing, the Company shall become wholly-owned by the Acquirer and the notes evidencing the advance from the Acquirer shall be cancelled as intercompany transactions in connection with the merger.

On June 18, 2013, the Company repaid to a shareholder and director of the Company $373,187 of principal and accrued interest associated with a related party note payable. In connection with the repayment, warrants to purchase shares of convertible preferred stock that had been issued with the related party note payable were terminated.

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